RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2014
RESTRICTED NET ASSETS

19. RESTRICTED NET ASSETS

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries and VIEs. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries and VIEs only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiaries and VIEs.

In accordance with the PRC Regulations on Enterprises with Foreign Investment and their articles of association, a foreign invested enterprise established in the PRC is required to provide certain statutory reserves, namely general reserve fund, the enterprise expansion fund and staff welfare and bonus fund which are appropriated from net profit as reported in the enterprise’s PRC statutory accounts. A foreign invested enterprise is required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the board of directors for all foreign invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Huiyou, Qilewuxian, Shenzhen Douqu, Zhongtuo, Yitongtianxia, Huifenghechang, Huiquwuxian Digital (Shenzhen) Ltd., and Vogins Shanghai, were established as a foreign invested enterprise and therefore are subject to the above mandated restrictions on distributable profits.

Additionally, in accordance with the Company Law of the PRC, a domestic enterprise is required to provide statutory common reserve at least 10% of its annual after-tax profit until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. A domestic enterprise is also required to provide discretionary surplus reserve, at the discretion of the board of directors, from the profits determined in accordance with the enterprise’s PRC statutory accounts. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Yingzheng, Lanyue, Chengdu Zhuoxing, Wuyao, Beijing Zhuoyuechenxing and Tianjin Suiyue were established as a domestic invested enterprise and therefore are subject to the above mandated restrictions on distributable profits.

As a result of these PRC laws and regulations that require annual appropriations of 10% of after-tax income to be set aside prior to payment of dividends as general reserve fund, the Company’s PRC subsidiaries and the VIEs are restricted in their ability to transfer a portion of their net assets in the form of dividend payments, loans or advances to the Company. The amounts restricted include paid-in capital and statutory reserve funds of the Company’s PRC subsidiaries and the net assets of the VIEs, as determined pursuant to PRC generally accepted accounting principles, totaling RMB548,915 (US$88,469) as of December 31, 2014.